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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement No. 333-83368 of The Yankee Candle Company, Inc. on Form S-3 of our report dated February 12, 2002, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 22, 2002